UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 18, 2014

SWK HOLDINGS CORPORATION

 (Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

15770 Dallas Parkway, Suite 1290, Dallas, TX	75248
(Address of Principal Executive Offices)	(Zip Code)

(972) 687-7250

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

As previously disclosed in SWK Holdings Corporation’s (the “Company”) Form 8-K filed with the Securities and Exchange Commission on August 19, 2014, the board of directors of the Company appointed three new directors to the board.  The appointment of Messrs. Blair, Haga and Stead will become effective 10 days after the Company files its Schedule 14F-1 with the Securities and Exchange Commission and transmits its Schedule 14F-1 to the holders of its common stock.

Item 9.01: Financial Statements and Exhibits

Exhibit 10.1 attached to the Company’s Form 8-K filed with the Securities and Exchange Commission on August 19, 2014 is being amended to include Disclosure Schedules and Exhibits that were inadvertently omitted.

(d) Exhibits

Exhibit No.	Description

10.1*	Securities Purchase Agreement, dated as of August 18, 2014, by and between the Company and Carlson Capital, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SWK HOLDINGS CORPORATION

By:	/s/ Winston Black
Winston Black
Managing Director

Date: August 21, 2014